UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

COMMUNITY BANKERS TRUST CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive, Glen Allen, VA	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Results of Operations and Financial Condition.

On August 14, 2008, Community Bankers Trust Corporation., (the “Company”) issued a press release reporting its financial results for the three month and six months ended June 30, 2008. A copy of the Company’s press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

The information set forth in the above Item 2.01 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9.01 — Financial Statements and Exhibits

(c)	Exhibits

99.1	The Corporation’s press release dated August 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION

DATE: August 14, 2008	By:	/s/ BRUCE E. THOMAS

Bruce E. Thomas
Chief Financial Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Corporation’s press release dated August 14, 2008.